UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K





 TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                         Date of Report: April 30, 2003





                                    MUZAK LLC
                               MUZAK FINANCE CORP
            (Exact Name of Registrants as Specified in their charter)


             DELAWARE                     333-78571                   04-3433729
             DELAWARE                    333-78571-01                 56-2187963
   (State or Other Jurisdiction                              (I.R.S. Employer
of Incorporation or Organization)   Commission File Number)  Identification No.)


                               3318 LAKEMONT BLVD.
                               FORT MILL, SC 29708
                                 (803) 396-3000
    (Address, Including Zip Code and Telephone Number including Area Code of
                   Registrants' Principal Executive Offices)


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Item 7.    Financial Statements and Exhibits

           (c) Exhibits:

               Exhibit No.          Description of Exhibit
                      99.1          Press Release issued by Muzak LLC dated
                                    April 30, 2003






Item 9.    Regulation FD Disclosure

The following information is being furnished under Item 12, "Disclosure of Results of Operations and Financial Conditions" and is included under Item 9 in accordance with SEC Release No. 33-8216 (March 28, 2003).

On April 30, 2003, Muzak LLC announced its consolidated financial results for the quarter ended March 31, 2003. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:      April 30, 2003

Muzak LLC



By:        /S/ Stephen P. Villa
           --------------------

Name:      Stephen P. Villa
Title:     Chief Financial Officer,
           Chief Operating Officer



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